                                 THIRD AMENDMENT
                             TO AMENDED AND RESTATED
                                CREDIT AGREEMENT


                           Dated as of March 23, 2001


         This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of March 23, 2001 (this "Third Amendment") is among CORE, INC., a Massachusetts corporation (the "Borrower"), FLEET NATIONAL BANK ("Fleet"), UNION BANK OF CALIFORNIA, N.A. ("Union Bank" and, collectively with Fleet, the "Banks"), and FLEET NATIONAL BANK, as agent for the Banks (when acting in such capacity and not as one of the Banks, the "Agent").

         PRELIMINARY STATEMENTS. Fleet and the Borrower entered into a Credit Agreement dated as of August 31, 1998, which Credit Agreement was amended by a First Amendment to the Credit Agreement dated as of December 31, 1998, a Second Amendment to the Credit Agreement dated as of February 19, 1999, and a Third Amendment to the Credit Agreement dated as of April 27, 1999, amended and restated by an Amended and Restated Credit Agreement dated as of February 28, 2000, and further amended by a First Amendment to Amended and Restated Credit Agreement dated as of June 30, 2000 and a Second Amendment to Amended and Restated Credit Agreement dated as of September 30, 2000 (as so amended, the "Existing Credit Agreement"). The Borrower has now requested that the Agent and the Banks amend the Existing Credit Agreement to provide for the amendment of certain financial covenants contained therein. The Banks and the Agent have agreed to such request upon certain terms and conditions, including without limitation that the Borrower agree to: (a) a reduction in the amount of each Bank's Commitment to an aggregate amount of $5,000,000, (b) a mandatory prepayment of the Term Loan in the principal amount of $2,000,000, which mandatory prepayment shall be applied against scheduled principal payments due thereunder in the inverse order of maturity and (c) the payment of certain fees in the event that the Borrower does not terminate the Commitment, repay any and all outstanding Revolving Loans in full and prepay the Term Loan in full prior to July 31, 2001.

         NOW, THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, the Borrower, the Agent and the Banks agree as follows:

Section 1.1 AMENDMENTS TO THE EXISTING CREDIT AGREEMENT. Effective as of the effective date hereof and subject to the satisfaction of the conditions precedent set forth in Section 1.2 hereof, the Existing Credit Agreement is amended as follows:

         (a) Section 2.5(b) of the Existing Credit Agreement is hereby deleted and replaced with the following:

     (b) The Term Loan shall be evidenced by a single promissory note in favor of each Bank in the form of EXHIBIT K, dated as of June 30, 2000, and duly completed and executed by the Borrower. Principal payments shall be payable on the Term Loan in accordance with the following schedule:

- ------------------------------------------- ------------------------------------
                   DATE                            PRINCIPAL PAYMENT DUE
- ------------------------------------------- ------------------------------------
            September 30, 2000                           $750,000
- ------------------------------------------- ------------------------------------
            December 31, 2000                            $750,000
- ------------------------------------------- ------------------------------------
              March 31, 2001                             $750,000
- ------------------------------------------- ------------------------------------
              April 30, 2001                             $250,000
- ------------------------------------------- ------------------------------------
               May 31, 2001                              $250,000
- ------------------------------------------- ------------------------------------
              June 30, 2001                              $250,000
- ------------------------------------------- ------------------------------------
              July 31, 2001                              $250,000
- ------------------------------------------- ------------------------------------
             August 31, 2001                             $250,000
- ------------------------------------------- ------------------------------------
            September 30, 2001                           $250,000
- ------------------------------------------- ------------------------------------
             October 31, 2001                            $250,000
- ------------------------------------------- ------------------------------------
            November 30, 2001                            $250,000
- ------------------------------------------- ------------------------------------
            December 31, 2001                            $250,000
- ------------------------------------------- ------------------------------------
             January 31, 2002                            $250,000
- ------------------------------------------- ------------------------------------
            February 28, 2002                            $250,000
- ------------------------------------------- ------------------------------------
              March 31, 2002                             $250,000
- ------------------------------------------- ------------------------------------
              April 30, 2002                             $250,000
- ------------------------------------------- ------------------------------------
               May 31, 2002                              $250,000
- ------------------------------------------- ------------------------------------
              June 30, 2002                              $250,000
- ------------------------------------------- ------------------------------------
              July 31, 2002                              $250,000
- ------------------------------------------- ------------------------------------
             August 31, 2002                             $250,000
- ------------------------------------------- ------------------------------------
            September 30, 2002                           $250,000
- ------------------------------------------- ------------------------------------
             October 31, 2002                            $250,000
- ------------------------------------------- ------------------------------------
            November 30, 2002                            $250,000
- ------------------------------------------- ------------------------------------
            December 31, 2002                            $250,000
- ------------------------------------------- ------------------------------------
             January 31, 2003                            $250,000
- ------------------------------------------- ------------------------------------
            February 28, 2003                            $250,000
- ------------------------------------------- ------------------------------------
              March 31, 2003                             $250,000
- ------------------------------------------- ------------------------------------
              April 30, 2003                             $250,000
- ------------------------------------------- ------------------------------------
               May 31, 2003                              $250,000
- ------------------------------------------- ------------------------------------
              June 30, 2003                              $250,000
- ------------------------------------------- ------------------------------------
              July 31, 2003                              $250,000
- ------------------------------------------- ------------------------------------
             August 31, 2003                             $250,000
- ------------------------------------------- ------------------------------------
            September 30, 2003                           $250,000
- ------------------------------------------- ------------------------------------
             October 31, 2003                            $250,000
- ------------------------------------------- ------------------------------------
            November 30, 2003                            $250,000
- ------------------------------------------- ------------------------------------
            December 31, 2003                            $250,000
- ------------------------------------------- ------------------------------------
             January 31, 2004                           $333,333.33
- ------------------------------------------- ------------------------------------
            February 29, 2004                           $333,333.33
- ------------------------------------------- ------------------------------------
              March 31, 2004                            $333,333.34
- ------------------------------------------- ------------------------------------
              April 30, 2004                            $333,333.33
- ------------------------------------------- ------------------------------------
               May 31, 2004                             $333,333.33
- ------------------------------------------- ------------------------------------
              June 30, 2004                             $333,333.34
- ------------------------------------------- ------------------------------------
              July 31, 2004                             $333,333.33
- ------------------------------------------- ------------------------------------
             August 31, 2004                            $333,333.33
- ------------------------------------------- ------------------------------------
            September 30, 2004                          $333,333.34
- ------------------------------------------- ------------------------------------
             October 31, 2004                           $333,333.33
- ------------------------------------------- ------------------------------------
            November 30, 2004                           $333,333.33
- ------------------------------------------- ------------------------------------
            December 31, 2004                           $333,333.34
- ------------------------------------------- ------------------------------------

PROVIDED, that the Borrower may, subject to Section 2.7 hereof, prepay the Term Loan in full at any time or in part from time to time, and that any partial prepayment of the Term Loan shall be applied against scheduled payments due thereunder in the inverse order of maturity.

         (b) The following Section 2.9A is added to the Existing Credit
Agreement:

     Section 2.9A. ADDITIONAL FEES.

     (a) In the event that the Borrower has not terminated the Commitment, repaid any and all outstanding Revolving Loans in full and prepaid the Term Loan in full on or prior to July 31, 2001, the Borrower shall pay to the Agent for the ratable benefit of the Banks a fee, payable on August 1, 2001, in the amount of $200,000.

     (b) In the event that the Borrower has not terminated the Commitment, repaid any and all outstanding Revolving Loans in full and prepaid the Term Loan in full on or prior to August 31, 2001, the Borrower shall pay to the Agent for the ratable benefit of the Banks a fee, payable on September 3, 2001, in the amount of $400,000.

     (c) Beginning on October 1, 2001, and on the first Business Day of each month thereafter, in the event that the Borrower has not terminated the Commitment, repaid any and all outstanding Revolving Loans in full and prepaid the Term Loan in full on or prior to such date, the Borrower shall pay to the Agent for the ratable benefit of the Banks a fee, payable on such date, in the amount of $100,000.

         (c) Section 6.11 of the Existing Credit Agreement is hereby deleted and replaced with the following:

     Section 6.11. MINIMUM INTEREST COVERAGE. As of the end of the fiscal quarter ending March 31, 2001, permit the Interest Coverage Ratio to be less than 2.92 to 1 and, as of the end of each fiscal quarter thereafter, permit the Interest Coverage Ratio to be less than 3.5 to 1.

         (d) Section 6.12 of the Existing Credit Agreement is hereby deleted and replaced with the following:

     Section 6.12. MINIMUM DEBT SERVICE COVERAGE. As of the end of the fiscal quarter ending March 31, 2001, permit the Debt Service Coverage Ratio for the immediately preceding four fiscal quarters (ending on such date) to be less than
1.02 to 1, as of the end of the fiscal quarter ending June 30, 2001, permit the Debt Service Coverage Ratio for the immediately preceding four fiscal quarters (ending on such date) to be less than 1.2 to 1 and, as of the end of each fiscal quarter thereafter, permit the Debt Service Coverage Ratio for the immediately preceding four fiscal quarters (ending on such date) to be less than 1.5 to 1.

         (e) Section 6.13 of the Existing Credit Agreement is hereby deleted and replaced with the following:

     Section 6.13. MINIMUM FIXED CHARGE COVERAGE. As of the end of any fiscal quarter, permit the Fixed Charge Coverage Ratio for such quarter to be less than the corresponding amount for such fiscal quarter as set forth below:

                                                     Minimum Permissible
         Quarter Ending Date                         Fixed Charge Coverage Ratio
         3/31/01                                     .80 to 1
         6/30/01                                     .90 to 1
         9/30/01 and all fiscal
         quarters thereafter                         1.3 to 1

         (f) Section 6.16 of the Existing Credit Agreement is hereby deleted and replaced with the following:

     Section 6.16. EARNINGS. As of the end of the fiscal quarter ending September 30, 2001 and each fiscal quarter thereafter, permit Consolidated Net Income of the Borrower and its Subsidiaries for the immediately preceding four fiscal quarters (ending on such date and excluding the effect of any Restructuring Charges) on a cumulative basis to be less than zero dollars ($0).

         (g) SCHEDULE 1.1 ("Commitments and Lending Offices") to the Existing Bank Agreement is hereby deleted and replaced with Schedule 1.1 hereto.

     Section 1.2 CONDITIONS OF EFFECTIVENESS. This Third Amendment shall become effective as of December 31, 2000 (the "Amendment Effective Date") when, and only if, the Agent shall have received on or before March 23, 2001 (the "Closing Date") a counterpart of this Third Amendment executed by the Borrower and the Banks and the following other conditions shall have been satisfied on or before said date:

         (a) the Agent shall have received (with a copy for each of the Banks) a certificate of a Senior Officer of the Borrower dated the Closing Date and stating that:

            (i) the representations and warranties contained in Article 4 of the Existing Credit Agreement and in the other Loan Documents are correct on and as of the date of such certificate as though made on and as of such date (or, if such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);

            (ii) no Event of Default or Default has occurred and is continuing or would result from the signing of this Third Amendment or the transactions contemplated hereby; and

            (iii) except as disclosed therein, there has been no material adverse change in the financial conditions, operations, Properties, business or business prospects of the Borrower and its Subsidiaries, since September 30, 2000, the date of the last financial statements furnished to the Agent;

         (b) the Agent shall have received copies of any amendments to the articles of incorporation and by-laws of the Borrower, which have been authorized or became effective since September 30, 2000, certified as complete and correct copies thereof by the Secretary or an Assistant Secretary of the Borrower;

         (c) the Agent shall have received a copy of the resolutions, in form and substance satisfactory to the Agent, of the Board of Directors of the Borrower, authorizing the execution, delivery and performance by the Borrower of this Third Amendment, certified by the Secretary or an Assistant Secretary of the Borrower, which certificate shall be dated the Closing Date and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded;

         (d) all corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Third Amendment shall be satisfactory in form and substance to the Agent and the Agent shall have received any and all other information and documents with respect to the Borrower which it may reasonably request;

         (e) The Agent shall have received from the Borrower a prepayment on the Term Loan in the principal amount of $2,000,000, which prepayment shall be applied against scheduled principal payments due thereunder in the inverse order of maturity.

         (f) Fleet shall have received payment of an amendment fee in the amount of $89,189.25; and

         (g) Union Bank shall have received payment of an amendment fee in the amount of $60,810.75; and

         (h) Day, Berry & Howard LLP, special counsel to the Agent and Fleet, shall have received payment of its legal fees and disbursements relating to this Third Amendment.

     Section 1.3 REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower represents as follows:

         (a) The execution, delivery and performance by the Borrower of this Third Amendment have been duly authorized by all necessary corporate action and do not and will not (a) require any consent or approval of its shareholders; (b) violate any provisions of its certificate of incorporation or by-laws; (c) violate any provision of or require any filing, registration, consent or approval under, any law, rule, regulation (including without limitation, Regulation U and X), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to and binding upon the Borrower or any Subsidiary; (d) result in a breach of or constitute a default or require any consent under any indenture, mortgage or loan or credit agreement or any other material agreement, lease or instrument to which the Borrower or any Subsidiary is a party or by which it or its Properties may be bound; or (e) result in, or require, the creation or imposition of any Lien upon or with respect to any of the Properties now owned or hereafter acquired by the Borrower.

         (b) The representations and warranties contained in Article 4 of the Existing Credit Agreement, as amended by this Third Amendment, are correct in all material respects on and as of the Closing Date as though made on and as of the Closing Date (or, if such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

         (c) No Event of Default or Default has occurred and is continuing or would result from the signing of this Third Amendment or the transactions contemplated hereby.

         (d) Except as disclosed in the certificate of the Borrower delivered pursuant to Section 1.2(a) hereof, there has been no material adverse change in the financial condition, operations, Properties, business or business prospects of the Borrower and its Subsidiaries, if any, since September 30, 2000, the date of the last financial statements furnished to the Agent.

         (e) No actions, suits or proceedings or investigations are pending or, as far as the Borrower can reasonably foresee, threatened against or affecting the Borrower or any Subsidiary, or any Property of any of them before any court, governmental agency or arbitrator, which if determined adversely to the Borrower or any Subsidiary would in any one case or in the aggregate have a Materially Adverse Effect.

         (f) No information, exhibit or report furnished in writing by or on behalf of the Borrower or any officer or director of the Borrower to the Agent in connection with the negotiation of, or pursuant to the terms of this Third Amendment, contained when made any material misstatement of fact or omitted to state a material fact necessary to make the statements contained therein not misleading.

     Section 1.4 Reference to and Effect on the Existing Credit Agreement.

         (a) Upon the effectiveness of this Third Amendment, on and after the date hereof, each reference in the Existing Credit Agreement to "this Credit Agreement", "hereunder", "hereof", "herein" or words of the like import shall mean and be a reference to the Existing Credit Agreement as amended hereby.

         (b) Except as specifically amended above, the Existing Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Third Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or the Banks under the Existing Credit Agreement, nor constitute a waiver of any provision of the Existing Credit Agreement.

     Section 1.5 COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Agent and the Banks in connection with the preparation, execution and delivery of this Third Amendment including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent and Fleet with respect thereto.

     Section 1.6 EXECUTION IN COUNTERPARTS. This Third Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     Section 1.7 GOVERNING LAW. This Third Amendment shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts.

     Section 1.8 DEFINED TERMS. Capitalized terms used herein which are not expressly defined herein shall have the meanings ascribed to them in the Existing Credit Agreement.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       CORE, INC.




                                       By /s/ George C. Carpenter
                                          ----------------------------
                                         Name: George C. Carpenter
                                         Title:   Chief Executive Officer


                                       FLEET NATIONAL BANK, AS AGENT




                                       By /s/ Holly A. O'neill
                                          ----------------------------
                                         Name: Holly A. O'Neill
                                         Title:   Vice President


                                       BANKS:

                                       FLEET NATIONAL BANK




                                       By /s/ Holly A. O'neill
                                          ----------------------------
                                         Name: Holly A. O'Neill
                                         Title:   Vice President



                                       UNION BANK OF CALIFORNIA, N.A.




                                       By /s/ Lance Zediker
                                          ----------------------------
                                         Name: Lance Zediker
                                         Title:   Vice President

                                                                    SCHEDULE 1.1


                         COMMITMENTS AND LENDING OFFICES

  Name and Address
    of Bank and,                                     Percentage          Type of
    if different,                                   of Aggregate        Revolving
   Lending Office                 Commitment        Commitments           Loans
   --------------                 ----------        -----------           -----
Fleet National Bank               $2,972,975          59.4595%           Base Rate
100 Federal Street                                                       Eurodollar
Mail Code MA BOS                                                           Rate
01-10-07
Boston, MA 02110

LENDING OFFICE

Fleet National Bank
777 Main Street
Hartford, CT 06115
Attn: Laura McDonough
Phone: (860) 986-5769
Telecopy No.: (860) 986-1094

Union Bank of California          $2,027,025          40.5405%          Base Rate
1980 Saturn Street                                                      Eurodollar
Monterey Park, CA 91755-7417                                               Rate
Attn:  Gohar Karapetvan or
Ruby Gonzales
Phone:  (323) 720-2679
Telecopy No.: (323) 724-6198
or (323) 724-0042